SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

NOTE 23:- SUBSEQUENT EVENTS

1. On March 8, 2021, the Company announced that Focus signed a multi-year supply agreement with GTEC Holdings Ltd. ("GTEC"), a Canadian licensed producer of handcrafted and high- quality cannabis (the "GTEC Agreement"). According to the GTEC Agreement, Focus will import GTEC's high-THC medical cannabis flower into Israel to be sold under the IMC brand. The import of the Canadian-grown high-THC strains from GTEC's subsidiary, Grey Bruce Farms Incorporated ("GBF"), is expected to commence in the second quarter of 2021, subject to fulfilling all regulatory requirements in relation to such import, including compliance with Israeli Ministry of Health regulations and receipt of a valid export license from Health Canada. According to the GTEC Agreement, Focus will purchase a minimum quantity of 500Kg of high-THC medical cannabis flower from GBF and will be the exclusive recipient of GTEC cannabis products in the Israeli market for a period of 12 months from the date that the first shipment of GTEC products arrives in Israel (the "Exclusive Term"). The Exclusive Term can be extended under the terms of the GTEC Agreement by an additional 6 months.

2. On March 18, 2021, the Company closed the acquisition of Trichome Financial Corp. ("Trichome") following an arrangement agreement with Trichome dated December 30, 2020 (the "Arrangement Agreement") pursuant to which, the Company acquired all of the issued and outstanding shares of Trichome (the "Trichome Shares") by way of a statutory plan of arrangement under the Business Corporations Act (Ontario) (the "Trichome Transaction"). Pursuant to the terms of the Trichome Transaction, former holders of Trichome Shares and former holders of Trichome convertible instruments (the "Trichome Securityholders") received 0.24525 of an Ordinary shares for each Trichome Share held and each in-the-money convertible instrument of Trichome. As a result of the Trichome Transaction, a total of 10,104,901 Ordinary shares, at price per share of $9.8, were issued to the Trichome securityholders, resulting in former Trichome securityholders holding approximately 20.06% of the total number of issued and outstanding Ordinary shares immediately after closing. In addition, 100,916 Ordinary shares, at price per share of $9.8, were issued to financial advisors for advisory fees in connection with the Trichome Transaction.

3. On March 29, 2021, Adjupharm entered into a supply agreement with MediPharm Labs Corp. ("MediPharm Labs") for certain medical cannabis extract products to be delivered by MediPharm Labs over an initial two-year term with an automatic two-year extension period.

4. On March 30, 2021, the Company filed in Canada a base shelf prospectus (the "Prospectus") which relates to the offering for sale from time to time (each, an "Offering"), during the 25-month period that the Prospectus, including any amendments hereto, remains effective, of the securities of the Company, with a total offering price of such Securities, in the aggregate, of up to US$250,000 thousand (or the equivalent thereof in other currencies).

5. On March 31, 2021, the Company entered into an arrangement agreement with Acquire MYM Nutraceuticals and its licensed producer subsidiary, Highland Grow (the "MYM Arrangement Agreement") pursuant to which, and subject to the terms and conditions of the MYM Arrangement Agreement, the Company had agreed to acquire all of the issued and outstanding shares of MYM Nutraceuticals (the "MYM's Shares") by way of a statutory plan of arrangement under the Business Corporations Act (Ontario) (the "MYM Transaction").

Under the terms of the MYM Transaction, the shareholders of MYM will receive 0.022 Ordinary shares of the Company for each common share of MYM (the "Consideration").